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EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of PGI, Incorporated (the "Registrant") on Form 10-QSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laurence A. Schiffer, Chief Financial Officer of the Registrant, certify as of the date hereof that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ Laurence A. Schiffer

Laurence A. Schiffer
Chief Financial Officer
March 31, 2003